UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Splunk Inc.

(Name of Registrant as Specified in its Charter)

Cisco Systems, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Cisco Systems, Inc.

Pursuant to Rule 14a-12

of the Securities Exchange Act of 1934

Subject Company: Splunk Inc.

Commission File No.: 001-35498

The following is the presentation material used in a webcast for investors presented jointly by Cisco Systems, Inc. and Splunk Inc. held on September 21, 2023.

September 21, 2023

Marilyn Mora Head of Investor Relations, Cisco © 2023 Cisco and/or its affiliates. All rights reserved. Cisco Confidential

Today’s speakers Chuck Robbins Chair & CEO, Cisco Gary Steele President and CEO, Splunk Scott Herren CFO, Cisco © 2023 Cisco and/or its affiliates. All rights reserved. Cisco Confidential

Cisco forward-looking statements This presentation may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “strives,” “goal,” “intends,” “may,” “endeavors,” “continues,” “projects,” “seeks,” or “targets,” or the negative of these terms or other comparable terminology, as well as similar expressions) should be considered to be forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements, as these statements are the management’s beliefs, many of which, by their nature, are inherently uncertain, and outside of the management’s control. Forward-looking statements may include statements regarding the expected benefits to Cisco, Splunk and their respective customers from completing the acquisition, the integration of Splunk’s and Cisco’s complementary capabilities to create an end-to-end platform designed to unlock greater digital resilience for customers, plans for future investment and capital allocation, the expected financial performance of Cisco following the expected completion of the acquisition, and the expected completion of the acquisition. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, the risk that the proposed acquisition may not be completed in a timely manner, or at all, which may adversely affect Splunk’s business and the price of its common stock, obtaining Splunk’s stockholder and regulatory approval of the acquisition or that other conditions to the closing of the transaction may not be satisfied, the effect of the announcement or pendency of the proposed acquisition on Splunk’s business, operating results, and relationships with customers, suppliers, competitors and others, risks that the proposed acquisition may disrupt Splunk’s current plans and business operations, risks related to the diverting of management’s attention from Splunk’s ongoing business operations, the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, the outcome of any legal proceedings related to the transaction, the potential effects on the accounting of the proposed acquisition, general economic conditions, the retention of employees of Splunk and the ability of Cisco to successfully integrate Splunk’s market opportunities, technology, personnel and operations and to achieve expected benefits. Therefore, actual results may differ materially and adversely from the anticipated results or outcomes indicated in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of Cisco’s most recent report on Form 10-K filed on September 7, 2023, as well as the “Risk Factors” section of Splunk’s most recent reports on Form 10-Q and Form 10-K filed with the SEC on August 24, 2023 and March 23, 2023, respectively. The parties undertake no obligation to revise or update any forward-looking statements for any reason, except as required by law. Non-GAAP Information This presentation includes future estimated non-GAAP EPS information. Non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles (GAAP) and may be different from non-GAAP measures used by other companies. In addition, non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Cisco believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Cisco’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Cisco’s results of operations in conjunction with the corresponding GAAP measures. Cisco believes that the presentation of non-GAAP measures provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. We have not reconciled future estimated non-GAAP EPS information included in this presentation to the most directly comparable GAAP measure because this cannot be done without unreasonable effort because we do not currently have sufficient data to accurately estimate the individual adjustments included in the most directly comparable GAAP measure that would be necessary for such reconciliations. We expect the variability of these items to have a potentially unpredictable, and a potentially significant, impact on our future GAAP financial results. © 2023 Cisco and/or its affiliates. All rights reserved. Cisco Confidential

Splunk forward-looking statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Splunk’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Splunk and Cisco, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Splunk’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on Splunk’s business and general economic conditions; (iii) Splunk’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Splunk’s business, including current plans and operations; (vii) the ability of Splunk to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Splunk’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Splunk operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Splunk’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact Splunk’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Splunk’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the proxy statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Splunk’s financial condition, results of operations, or liquidity. Splunk does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. © 2023 Cisco and/or its affiliates. All rights reserved. Cisco Confidential

Chuck Robbins Chair & CEO, Cisco © 2023 Cisco and/or its affiliates. All rights reserved. Cisco Confidential

Deal rationale • Brings together two established leaders with complementary capabilities in AI, security and full stack observability 1. Strong strategic fit • Cisco + Splunk combined capabilities will create end-to-end data platform to enhance digital resiliency • Two companies with strong heritage of innovation, technology and execution • Complementary cultures 2. Shared vision & values • Cisco and Splunk will accelerate innovation across our mission-critical technologies to solve our customers’ greatest challenges • Creates one of the world’s largest software companies • Enables Cisco’s software portfolio and GTM strategy 3. Accelerate business transformation • Drives higher subscriptions and recurring revenue • Expected to add $4 billion of ARR Significant value creation for stakeholders of both companies © 2023 Cisco and/or its affiliates. All rights reserved. Cisco Confidential

Deal rationale • Significant synergies including GTM and product synergies • Expected to accelerate revenue growth and transform long-term growth profile 4. Financially compelling • Beginning in year 1, post close, cash flow accretive and nominal EPS impact opportunity • Cash flow and non-GAAP EPS accretive in year 2 and beyond • Expect Gross margin expansion • Expect Splunk to accelerate our portfolio in the fast growing $31B Observability TAM • Strengthens our capabilities in the $32B security TAM in threat detection and response, 5. Accelerates & expands TAM including $10B TAM expansion into SIEM and adjacencies • Take advantage of greater AI, security and observability opportunities Significant value creation for stakeholders of both companies © 2023 Cisco and/or its affiliates. All rights reserved. Cisco Confidential

Gary Steele President and CEO, Splunk © 2023 Cisco and/or its affiliates. All rights reserved. Cisco Confidential

Key benefits for Splunk stakeholders Enhancing customers’ Culturally aligned Maximizing value for digital resilience organizations shareholders Delivering the most comprehensive Bringing together two customer-first Transaction reflects significant security and observability portfolio cultures focused on innovation and progress over 18 months to powered by AI growth accelerate our path to profitability with improved efficiency and increased cost discipline Expanding reach through Cisco’s Emphasizing DEIB, community and customer support/success purpose among our people infrastructure, global partner reach, We have generated significant value GTM engine and installed base for Splunk shareholders year-to- Creating new opportunities for Splunk date through standalone actions employees through talent Increasing investments to accelerate development programs innovation and develop new solutions Transaction delivers compelling and through expanded set of resources immediate value Building on shared values and mission to empower organizations to generate positive impact through data Together, we'll provide organizations with the most comprehensive product portfolio needed to help keep their digital systems safe and secure © 2023 Cisco and/or its affiliates. All rights reserved. Cisco Confidential

Scott Herren CFO, Cisco © 2023 Cisco and/or its affiliates. All rights reserved. Cisco Confidential

Deal overview Financial impact Capital return Structure expectations program $157 per share, in cash, Beginning in year 1, post close, No change to capital representing $28 billion in cash flow accretive and return objectives equity value immaterial EPS impact Committed to maintaining Expected to close by the end of Cash flow and non-GAAP EPS strong balance sheet…current the third quarter of calendar accretive in year 2 and beyond share buyback program and year 2024, subject to steadily increasing dividend customary Splunk shareholder and regulatory approval Disciplined M&A strategy unchanged Significant value creation for stakeholders of both companies © 2023 Cisco and/or its affiliates. All rights reserved. Cisco Confidential

Key takeaways Strong strategic and Unique opportunity Accelerates Combines Accelerates cultural fit…value to expand our revenue growth complementary innovation across creation through business in exciting and business model capabilities across mission-critical shared vision of the fast-growing transformation AI, security, and technologies to future, strong markets, driving while enhancing observability to solve our customers’ execution, world- significant synergies long-term growth create an end-to- greatest challenges class management and increased profile end data platform team and talented shareholder value to enhance digital employees resiliency Significant value creation for stakeholders of both companies © 2023 Cisco and/or its affiliates. All rights reserved. Cisco Confidential cisco + splunk>

To power an inclusive future for all

To build a safer and more resilient digital world

© 2023 Cisco and/or its affiliates. All rights reserved. Cisco Confidential

Additional Information and Where to Find It In connection with the proposed transaction and required stockholder approval, Splunk will file with the SEC a preliminary proxy statement and a definitive proxy statement. The proxy statement will be mailed to the stockholders of Splunk. Splunk’s stockholders are urged to carefully read the proxy statement (including all amendments, supplements and any documents incorporated by reference therein) and other relevant materials filed or to be filed with the SEC and in their entirety when they become available because they will contain important information about the proposed transaction and the parties to the transaction. Investors may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Splunk by going to Splunk’s Investor Relations page on its corporate website at https://investors.splunk.com or by contacting Splunk Investor Relations at ir@splunk.com or (415) 848-8400. Participants in the Solicitation Splunk and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Splunk’s stockholders with respect to the transaction. Information about Splunk’s directors and executive officers, including their ownership of Splunk securities, is set forth in the proxy statement for Splunk’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on May 9, 2023, Form 8-K filed with the SEC on September 21, 2023, and Splunk’s other filings with the SEC. Investors may obtain more detailed information regarding the direct and indirect interests of Splunk and its respective executive officers and directors in the transaction, which may be different than those of Splunk stockholders generally, by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC. In addition, Cisco and its executive officers and directors may be deemed to have participated in the solicitation of proxies from Splunk’s stockholders in favor of the approval of the transaction. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on October 18, 2022, annual report on Form 10-K filed with the SEC on September 7, 2023, Forms 8-K filed with the SEC on February 21, 2023, July 19, 2023, and September 21, 2023, and Cisco’s other filings with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to Cisco’s Investor Relations website at https://investor.cisco.com. © 2023 Cisco and/or its affiliates. All rights reserved. Cisco Confidential